[ARTWORK]


                         PAPP AMERICA-ABROAD FUND, INC.
                                 A No-Load Fund



                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998



                                              Managed by:
                                              L. Roy Papp & Associates
                                              P.O. Box 15508
                                              Phoenix, AZ  85060-5508
                                              (602)956-1115 Local
                                              (800)421-4004
                                              E-mail: invest@roypapp.com
                                              Web: http://www.roypapp.com
                                                   ----------------------

                         PAPP AMERICA-ABROAD FUND, INC.


Dear Fellow Shareholder:

Our Fund had a good second quarter because we were up during the period along with other large-cap growth funds. Practically every other group small, medium, sector, foreign and commodity funds were down. During the last three and one half years we were up 152% which means that a $10,000 investment made on January 1, 1995 was worth $25,188 at the end of June, 1998. Thus, the long-term investor did very well while the short-term trader or market timer was not very successful.

About a month ago many economists and forecasters discovered that the Japanese economy was going into depression (of course this began nine years ago). The last nine years have taken most of the risk out of the Japanese market even though there is still some left. Fortunately, after this rumor was reported the market decided not to worry about it. This is the type of thing that causes people to sell stocks for foolish reasons rather than continue their long-term investment strategy.

Conditions today are far different than they were during World War II and the Cold War that followed. Comparing our economy with the economy of 1929 is nothing but an exercise in futility. We see a healthy economy with a lot of pluses that never existed before, one of the most important being that the media has educated the public that common stocks have been four times as productive as bonds over the last seventy years after adjusting for inflation. We also are the undisputed leaders in the world's technology. Our people are better educated and more entrepreneurial in their attitudes than Europe and much of the rest of the world. For better or for worse the world is infatuated with American culture. No matter where you go there are American Jeans, Pop Music, McDonald's, and Barbie dolls. This reflects our dominance in the global cultural marketplace.

All of the above have helped to cause higher stock prices than historical norms, but if you look through the windshield rather than through the rear view mirror this market does not seem unreasonable. We continue to believe that for the long-term the United States stock market is probably the least risky and most attractive place to be.

                                       Best regards,



                                       L. Roy Papp, Chairman
                                       July 20, 1998

                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 June 30, 1998
                                  (Unaudited)

                                                                           Number       Market
                             Common Stocks                                of Shares     Value
------------------------------------------------------------------------  ---------  ------------
Computers and Software (18.1%)
 American Power Conversion  *
  (Leading producer of uninterruptible power supply products)               680,000   $20,400,000
 Hewlett-Packard Company
  (Manufacturer of printers, computers, and medical
  electronic equipment)                                                     230,000    13,771,250
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers, and
  memory chips)                                                             250,000    18,531,250
 Microsoft Corporation*
  (Personal computer software)                                               96,000    10,404,000
                                                                                      -----------
                                                                                       63,106,500
                                                                                      -----------
Industrial Services (13.7%)
 Air Express International
  (Air freight forwarding)                                                  480,000    12,840,000
 Interpublic Group of Companies, Inc.
  (Worldwide advertising agencies)                                          370,000    22,454,375
 Manpower, Inc.
  (Provider of non-government employment services)                          445,000    12,765,937
                                                                                      -----------
                                                                                       48,060,312
                                                                                      -----------
Health Care (11.4%)
 Abbott Laboratories
  (Healthcare products)                                                     180,000     7,357,500
 Johnson & Johnson
  (Healthcare products)                                                     205,000    15,118,750
 Merck & Company
  (Ethical drugs and specialty chemicals)                                   130,000    17,387,500
                                                                                      -----------
                                                                                       39,863,750
                                                                                      -----------
Electrical Equipment (10.4%)
 Emerson Electric Company
  (Manufacturer of electrical and electronic products and systems)          170,000    10,263,750
 General Electric Co.
  (Diversified industrial company)                                          172,000    15,652,000
 Molex, Inc.
  (Supplier of electrical, electronic, and fiber optic interconnection      450,000    10,518,750
  products and systems)                                                               -----------

                                                                                       36,434,500
                                                                                      -----------
Direct Marketing (7.7%)
 Viking Office Products *
  (Direct international marketer of office products to small and
  medium sized businesses)                                                  860,000    26,982,500
                                                                                      -----------

Consumer Products (6.5%)
 Coca Cola Company
  (Dominant international soft drink company)                                16,000     1,368,000
 Gillette Company
  (Personal care products and batteries)                                     27,000     1,530,563
 Mattel, Inc.
  (Toy manufacturer)                                                        425,000    17,982,813
 Unilever Group
    (Producer and marketer of branded and packaged consumer goods)           24,000     1,894,500
                                                                                      -----------
                                                                                       22,775,876
                                                                                      -----------

*Non-income producing security.

                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 June 30, 1998
                                  (Unaudited)

                                                                     Number       Market
                    Common Stocks (continued)                       of Shares     Value
------------------------------------------------------------------  ---------  ------------

Financial Services (6.3%)
 State Street Corporation
   (Provider of U.S. and global securities custodial services)        315,000  $ 21,892,500
                                                                               ------------

Consumer Services (5.4%)
 Service Corporation International
   (Funeral service, cemetery owner/operator)                         440,000    18,865,000
                                                                               ------------

Distributors (5.2%)
 Arrow Electronics, Inc.*
   (Distributor of electronic components and computer products)       363,200     7,899,600
 Sigma-Aldrich Corp.
   (Develops, manufactures, and distributes specialty chemicals)      280,000     9,835,000
                                                                               ------------
                                                                                 17,734,600
                                                                               ------------
Telecommunications (4.5%)
 Hong Kong Telecommunications, Ltd.
   (International telecommunications services)                        390,000     7,361,250
  Motorola, Inc.
    (Manufacturer of communication equipment)                         160,000     8,410,000
                                                                               ------------
                                                                                 15,771,250
                                                                               ------------
Restaurants (4.4%)
 McDonald's Corporation
   (Fast food restaurants and franchising)                            225,000    15,525,000
                                                                               ------------

Miscellaneous (4.9%)
 Exxon Corp.
   (Worldwide integrated oil company)                                  20,000     1,426,250
 Illinois Tool Works, Inc.
   (Manufacturer of tools, fasteners, and packaging systems)          102,000     6,802,125
 Steiner Leisure Ltd. *
   (Provider of spa services, beauty salons, and health
   clubs on cruise ships)                                             303,750     9,188,437
                                                                               ------------
                                                                                 17,416,812
                                                                               ------------

Total Common Stocks - 98.5%                                                     344,428,600
Cash and Other Assets, Less Liabilities - 1.5%                                    5,165,844
                                                                               ------------

Net Assets - 100%                                                              $349,594,444
                                                                               ============

Net Asset Value Per Share
(Based on 12,141,070 shares outstanding at June 30, 1998)                      $      28.79
                                                                               ============

*Non-income producing security.

                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (Unaudited)



                                     ASSETS

Investment in securities at market value (identified
 cost $281,883,278 at June 30, 1998) (Note 1)           $344,428,600
Cash                                                       4,225,295
Dividends and interest receivable                            463,417
Receivable for investment securities sold                  1,056,000
                                                        ------------
          Total assets                                  $350,173,312
                                                        ============


                                  LIABILITIES

Redemptions Payable                                     $    277,558
Accrued Expenses                                             301,310
                                                        ------------

          Total Liabilities                             $    578,868
                                                        ============


                                   NET ASSETS

Paid-in capital applicable to 12,141,070 outstanding
 shares at June 30, 1998                                $287,049,122
Net unrealized gain on investments                        62,545,322
                                                        ------------

          Net assets                                    $349,594,444
                                                        ============

Net Asset Value Per Share (net assets/shares
 outstanding)                                           $      28.79
                                                        ============

   The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                  (Unaudited)



INVESTMENT INCOME:
 Dividends                                              $ 1,441,692
 Interest                                                   163,784
 Foreign taxes withheld                                        (270)
                                                        -----------

          Total investment income                         1,605,206
                                                        -----------

EXPENSES:
 Management fee (Note 3)                                  1,728,772
 Filing fees                                                101,455
 Printing and Postage                                        26,075
 Transfer agent fees                                         17,661
 Custodial                                                   10,679
 Accounting                                                   9,000
 Directors' attendance fees                                   2,300
 Legal                                                        2,059
 Other fees                                                  27,272
                                                        -----------

          Total expenses                                  1,925,273
                                                        -----------

Net investment loss                                        (320,067)
                                                        -----------

REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS:
  Proceeds from sales of securities                      28,219,500
  Cost of securities sold                                30,588,023
                                                        -----------
  Net realized loss on investments sold                  (2,368,523)

  Net change in unrealized gain on investments           37,018,995
                                                        -----------

Net realized and unrealized gain on investments          34,650,472
                                                        -----------

Net increase in net assets resulting from operations    $34,330,405
                                                        ===========


   The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND THE YEAR ENDED DECEMBER 31, 1997
                                  (Unaudited)


                                                     Six months ended       Year ended
                                                       June 30, 1998    December 31, 1997
                                                     -----------------  ------------------
FROM OPERATIONS:
 Net investment (loss)/income                            $   (320,067)       $    200,654
 Net realized (loss)/gain on investments sold              (2,368,523)          1,389,343
 Net change in unrealized gain on investments              37,018,995          16,166,447
                                                         ------------        ------------
          Increase in net assets resulting from
           operations                                      34,330,405          17,756,444
                                                         ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                              -            (200,654)
 Net realized gain on investments sold                              -          (1,389,343)
                                                         ------------        ------------

          Total distributions to shareholders                       -          (1,589,997)
                                                         ------------        ------------

FROM SHAREHOLDER TRANSACTIONS:
 Proceeds from sale of shares                             120,963,942         315,859,241
 Net asset value of shares issued to shareholders
  in reinvestment of net investment income and
  net realized gain on investments sold                             -           1,485,676
 Payments for redemption of shares                        (93,949,197)        (74,885,567)
                                                         ------------        ------------
          Increase in net assets resulting
           from share transactions                         27,014,745         242,459,350
                                                         ------------        ------------

Total increase in net assets                               61,345,150         258,625,797

Net assets at beginning of the period                     288,249,294          29,623,497
                                                         ------------        ------------

Net assets at end of period                              $349,594,444        $288,249,294
                                                         ============        ============


   The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998
                                  (Unaudited)


(1) SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Abroad Fund, Inc. (the Fund) was incorporated on August 15, 1991, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 6, 1991. The Fund invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     (a)  Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (b)  Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)  DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check.

On December 17, 1997, a dividend of approximately $.0189 a share, aggregating $200,654 was declared from net investment income earned during 1997. A distribution was also declared from net realized long-term capital gains of approximately $.1093 a share aggregating $1,204,067. Also a distribution was declared from net realized short-term capital gains of approximately $.0168 a share aggregating $185,276. The dividend and distribution were paid on December 31, 1997, to shareholders of record on December 19, 1997.

Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

(3)  TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $17,661 and $24,038 in 1998 and 1997, respectively, from the manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $1,000 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the six months ended June 30 and the year ended December 31, 1997, investment transactions excluding short-term investments were as follows:

                                  1998          1997
                               -----------  ------------

          Purchases at cost    $52,895,646  $246,423,965
          Sales                 28,219,500     7,380,204

(5)  CAPITAL SHARE TRANSACTIONS:

At June 30, 1998, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                 Proceeds       Shares
                                               -------------  -----------
     Six months ended June 30, 1998
     Shares issued                             $120,963,942    4,410,092
     Dividends and distributions reinvested               -            -
     Shares redeemed                            (93,949,197)  (3,363,224)
                                               ------------   ----------

          Net increase                         $ 27,014,745    1,046,868
                                               ============   ==========

     Year ended December 31, 1997
     Shares issued                             $315,859,241   12,468,691
     Dividends and distributions reinvested       1,485,676       58,127
     Shares redeemed                            (74,885,567)  (2,905,655)
                                               ------------   ----------

          Net increase                         $242,459,350    9,621,163
                                               ============   ==========

(6)  UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                                  1998          1997
                                              ------------  ------------

          Market value                        $344,428,600  $285,776,806
          Original cost                        281,883,278   260,250,479
                                              ------------  ------------

               Net unrealized appreciation    $ 62,545,322  $ 25,526,327
                                              ============  ============

As of June 30, 1998, gross unrealized gains on investments in which market value exceeded cost totaled $76,540,117 and gross unrealized losses on investments in which cost exceeded market value totaled $13,994,795.

As of December 31, 1997, gross unrealized gains on investments in which market value exceeded cost totaled $38,186,956 and gross unrealized losses on investments in which cost exceeded market value totaled $12,660,629.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.



                                       Six Months                                Year Ended December 31,
                                         Ended         ------------------------------------------------------------------------
                                      June 30, 1998       1997         1996         1995         1994         1993         1992
                                      -------------       ----         ----         ----         ----         ----         ----
Net asset value, beginning of period     $ 25.98       $ 20.11      $ 16.47      $ 12.24      $ 11.45      $ 11.67      $ 10.98
Income from operations:
   Net investment income                       -           .01          .01          .04          .10          .10          .11
   Net realized and unrealized gain
     (loss) on investments                  2.81          6.00         4.48         4.52          .79         (.11)         .71
                                         -------       -------      -------      -------      -------      -------      -------

       Total from operations                2.81          6.01         4.49         4.56          .89         (.01)         .82

Less distributions:
   Dividend from net investment
     Income                                    -          (.01)        (.01)        (.04)        (.10)        (.09)        (.11)
   Distribution of net realized gain           -          (.13)        (.84)        (.29)           -         (.12)        (.02)
                                         -------       -------      -------      -------      -------      -------      -------

       Total distributions                     -          (.14)        (.85)        (.33)        (.10)        (.21)        (.13)

Net asset value, end of Period           $ 28.79       $ 25.98      $ 20.11      $ 16.47      $ 12.24      $ 11.45      $ 11.67
                                         =======       =======      =======      =======      =======      =======      =======

       Total return                        10.82%        29.92%       27.65%       37.05%        7.77%        (.08)%      7.44%
                                         =======       =======      =======      =======      =======     ========     =======

Ratios/Supplemental Data:
   Net assets, end of period        $349,594,444  $288,249,294  $29,623,497  $15,988,267  $11,573,197  $10,934,293  $5,013,407
   Expenses to average net assets           1.10%*        1.11%        1.25%        1.22%        1.25%        1.25%       1.25%
     (B)
   Net investment income to
     Average net assets (C)                  .92%*        1.24%        1.30%        1.50%        2.07%        2.28%       2.28%
   Portfolio turnover rate                 16.66%*        4.71%       12.29%       26.65%       16.00%        8.00%      16.00%
   Average commission rate (D)             $ .0319       $ .0297      $ .0487

                                                   Period Ended
                                                    December 31,
                                                    -----------
                                                     1991 (A)
                                                      -------
 Net asset value, beginning of period                 $ 10.00
 Income from operations:
   Net investment income                                  .02
   Net realized and unrealized gain
     (loss) on investments                                .98
                                                      -------

       Total from operations                             1.00

 Less distributions:
   Dividend from net investment
     Income                                              (.02)
   Distribution of net realized gain                        -
                                                      -------

       Total distributions                               (.02)

 Net asset value, end of Period                       $ 10.98
                                                      =======

       Total return                                      9.94%
                                                      =======

 Ratios/Supplemental Data:
   Net assets, end of period                       $1,369,899
   Expenses to average net assets                        1.25%*
     (B)
   Net investment income to
     Average net assets (C)                              4.51%*
   Portfolio turnover rate                               0.00%
   Average commission rate (D)


      *   Annualized
     (A)  From the date of commencement of operations (December 6, 1991).
     (B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.30%, 1.30%, 1.33%, 3.16%, and 2.07% for the years ended December 31,
          1996, 1994, 1993, 1992 and the period ended December 31, 1991.
     (C) Computed giving effect to investment adviser's expense limitation undertaking.
     (D)  This disclosure was not required for years prior to 1996.

                         PAPP AMERICA-ABROAD FUND, INC.

                                   Directors
          James K. Ballinger                           L. Roy Papp
          Amy S. Clague                                Rosellen C. Papp
          Robert L. Mueller                            Bruce C. Williams
          Harry A. Papp

                                    Officers
          Chairman - L. Roy Papp                       President - Harry A. Papp

                                Vice Presidents
          Victoria S. Cavallero                        Julie A. Hein
          George D. Clark, Jr.                         Robert L. Mueller
          Jeffrey N. Edwards                           Rosellen C. Papp
          Robert L. Hawley                             Bruce C. Williams

                         Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                      Assistant Treasurer - Julie A. Hein

                               Investment Adviser
                            L. Roy Papp & Associates
                                 P.O. Box 15508
                          Phoenix, Arizona  85060-5508
                           Telephone: (602) 956-1115
                       Web address: http//www.roypapp.com
                       Email address: invest@roypapp.com

                                   Custodian
                            Founders Bank of Arizona
                         7335 E. Doubletree Ranch Road
                           Scottsdale, Arizona 85258

                    Shareholder Services and Transfer Agent
                            L. Roy Papp & Associates
                                 P.O. Box 15508
                          Phoenix, Arizona  85060-5508
                           Telephone: (602) 956-1115
                                 (800) 421-4004

                         Independent Public Accountants
                              Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                            Phoenix, Arizona  85008

                                 Legal Counsel
                               Bell, Boyd & Lloyd
                             70 West Madison Street
                            Chicago, Illinois  60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.